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                                                                 EXHIBIT 10.1






                           FOURTH AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT


                               CELL PATHWAYS, INC.



                           DATED AS OF APRIL ___, 1998









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                                TABLE OF CONTENTS

                                                                           PAGE


SECTION 1.        DEFINITIONS.................................................1

SECTION 2.        VOTING AGREEMENT............................................5

         2.1      Charter Documents...........................................5

         2.2      Board Size; Voting Agreement................................5

         2.3      Director Designation Rights.................................6

                  2.3.1    Technology Partners................................6

                  2.3.2    Quest II...........................................6

                  2.3.3    Northwood Ventures.................................6

                  2.3.4    FGN................................................6

         2.4      Termination of Designation Rights...........................7

                  2.4.1    FGN................................................7

                  2.4.2    Technology Partners................................7

                  2.4.3    Quest II...........................................7

                  2.4.4    Northwood Ventures.................................7

         2.5      Failure to Designate........................................7

         2.6      Record of Vote..............................................8

         2.7      Removal and Resignation.....................................8

                  2.7.1    Right of Designation...............................8

                  2.7.2    Removal............................................8

         2.8      Best Efforts................................................9

         2.9      FGN Preferred Stock Voting..................................9

         2.10     Observer....................................................9

         2.11     Termination and Amendment of Voting Agreement...............9

SECTION 3.        REGISTRATION RIGHTS........................................10

         3.1      Requested Registrations....................................10

                  3.1.1    Requests for Registration.........................10

                  3.1.2    Notice of Registration............................10

                  3.1.3    Refusal of Request................................10

                  3.1.4    Deferral of Registration..........................11

                  3.1.5    Underwriting......................................12



                                       1.
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                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                            PAGE

                  3.1.6    Registration Procedures...........................12

                  3.1.7    Marketing Restrictions............................12

         3.2      Incidental Registration....................................13

                  3.2.1    Notice of Registration............................13

                  3.2.2    No Registration Rights............................13

                  3.2.3    Underwriting......................................13

                  3.2.4    Marketing Restrictions............................14

         3.3      Registration Procedures....................................14

                  3.3.1    Registration Statement............................14

                  3.3.2    Amendments........................................14

                  3.3.3    Copies............................................14

                  3.3.4    State Registration................................15

                  3.3.5    Listing...........................................15

                  3.3.6    Transfer Agent/Registrar..........................15

                  3.3.7    Underwriting......................................15

         3.4      Expenses of Registration...................................15

         3.5      Registration on Form S-3...................................16

                  3.5.1    Requested Registrations...........................16

                  3.5.2    Incorporation by Reference........................16

         3.6      Indemnification............................................16

                  3.6.1    Company Indemnification...........................16

                  3.6.2    Eligible Holder Indemnification...................17

                  3.6.3    Procedures........................................17

                  3.6.4    Contribution......................................18

                  3.6.5    Conflicting Provisions............................18

                  3.6.6    Survival..........................................18

         3.7      Eligible Holder Information................................19

         3.8      Other Agreements...........................................19

         3.9      Rule 144...................................................19

         3.10     Market Stand-Off Agreement.................................19


                                      ii.

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                                TABLE OF CONTENTS
                                  (CONTINUED)
                                                                            PAGE

         3.11     Allocation of Registration Opportunities...................19

                  3.11.1   Requested Registrations...........................19

                  3.11.2   Incidental Registrations..........................20

         3.12     Delay of Registration......................................21

         3.13     Sales to Underwriter.......................................21

         3.14     Transfer of Registration Rights............................21

         3.15     Termination of Registration Rights.........................21

SECTION 4.        RIGHT OF FIRST REFUSAL.....................................21

         4.1      Grant of Right.............................................21

         4.2      New Securities Defined.....................................22

         4.3      Exercise of Right..........................................22

         4.4      Refusal of Offer...........................................22

         4.5      Failure to Exercise........................................23

         4.6      Expiration.................................................23

         4.7      Transfer of Right..........................................23

SECTION 5.        RIGHT OF CO-SALE...........................................23

         5.1      Sales by FGN...............................................23

         5.2      Right of Co-Sale...........................................24

         5.3      Delivery of Certificates...................................24

         5.4      Future Rights..............................................25

         5.5      Exempt Transfers...........................................25

         5.6      Prohibited Transfers.......................................25

         5.7      Termination of Co-Sale Rights..............................25

SECTION 6.        COMPANY COVENANTS..........................................26

         6.1      Financial Statements and Information.......................26

                  6.1.1    Annual Reports....................................26

                  6.1.2    Quarterly Reports.................................26

                  6.1.3    Commission Reports................................26

                  6.1.4    Additional Information............................27

                  6.1.5    Inspection Rights.................................27


                                      iii.

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                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                            PAGE

                  6.1.6    Confidentiality...................................27

         6.2      Key Man Insurance..........................................27

         6.3      Underwriting Public Offering...............................27

SECTION 7.        TRANSFER OF SECURITIES.....................................28

         7.1      Restrictions on Transfer...................................28

         7.2      Restrictive Legends........................................28

         7.3      Notice of Proposed Transfer................................28

         7.4      Termination of Restrictions................................29

                  7.4.1    Securities Law Restrictions.......................29

                  7.4.2    Co-Sale Restrictions..............................29

         7.5      Elimination of Legend......................................29

SECTION 8.        MISCELLANEOUS..............................................30

         8.1      Severability...............................................30

         8.2      Descriptive Headings.......................................30

         8.3      Notices....................................................30

         8.4      Counterparts...............................................30

         8.5      Entire Agreement...........................................30

         8.6      Amendments.................................................31

         8.7      Governing Law..............................................31

         8.8      Intended Beneficiaries.....................................31

         8.9      GS Group Assignment........................................31

         8.10     No Inconsistent Agreements.................................31


                                      iv.

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                           FOURTH AMENDED AND RESTATED

                             STOCKHOLDERS' AGREEMENT



         FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT dated as of April __, 1998 (the "Agreement") by and among CELL PATHWAYS, INC., a Delaware corporation (the "Company"), FGN, INC., an Illinois corporation ("FGN") that is a Holder of the Company's Common Stock, and Series A, Series B and Series E Convertible Preferred Stock, NORTHWOOD VENTURES, a New York limited partnership ("Northwood Ventures") that is a Holder of the Company's Series A, Series B and Series E Convertible Preferred Stock, TECHNOLOGY PARTNERS WEST FUND IV, L.P., a California limited partnership ("Technology Partners") that is a Holder of the Company's Series B, Series C and Series E Convertible Preferred Stock, QUEST VENTURES II, a California limited partnership ("Quest II") that is a Holder of the Company's Series B, Series C and Series E Convertible Preferred Stock, QUEST VENTURES INTERNATIONAL, also a California limited partnership ("Quest International") that is a Holder of the Company's Series B, Series C and Series E Convertible Preferred Stock, and The Goldman Sachs Group, L.P., a Delaware limited partnership ("GS Group") that is a Holder of Series F Convertible Preferred Stock.


                              W I T N E S S E T H:


         WHEREAS, the parties hereto entered into a Stockholders' Agreement dated as of December 10, 1992 pursuant to which the parties entered into a voting agreement, and for the benefit of themselves and the other Company stockholders entered into agreements regarding registration rights, rights of first refusal, rights of co-sale, Company covenants and transfers of Company securities; and

         WHEREAS, in connection with the issuance by the Company of its Series G Convertible Preferred Stock the parties hereto desire to amend and restate the Stockholders' Agreement in the form of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

         1.1 "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

         1.2 "CAUSE" shall mean, with respect to any Director, any of the following: (i) the commission by such Director of any felony, (ii) the inability of such Director to perform his or her duties due to abuse of alcohol or drugs,
(iii) serious misconduct by such Director in the course of performing such Director's duties involving fraud or dishonesty, or (iv) habitual neglect by such of his or her duties.


                                       1.

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         1.3 "COMMISSION" shall mean the United States Securities and Exchange
Commission or any successor to the functions of such agency.

         1.4 "COMMON STOCK" shall mean the Company's Common Stock, $.01 par value.

         1.5 "COMPANY" shall mean Cell Pathways, Inc., a Delaware corporation, and all successor corporations thereto.

         1.6 "CO-SALE NOTICE" shall have the meaning given such term in Subsection 5.1 hereof.

         1.7 "DESIGNATED PREFERRED STOCK" shall mean the Series A, B, C, D, E, F and G Convertible Preferred Stock.

         1.8 "DESIGNATING HOLDER" shall mean, at any time, any Person who shall have the right at such time pursuant to Section 2.3 hereof to designate one or more individuals for election to the Board of Directors.

         1.9 "DESIGNEES" shall mean any individual designated for election to the Board of Directors pursuant to Section 2 of this Agreement.

         1.10 "ELIGIBLE HOLDER" shall mean, at any time, any Original Holder who is then a Holder of Registrable Securities and any Holder of Registrable Securities to whom the registration rights conferred by Section 3 of this Agreement have been transferred in compliance with Subsection 3.14 hereof.

         1.11 "FOUNDING HOLDER" shall mean each of FGN, Northwood Ventures, Technology Partners and Quest II and Quest International.

         1.12 "HOLDER" shall mean, at any time, any Person who then owns of record any Securities.

         1.13 "INITIATING HOLDERS" shall mean any Eligible Holder(s) who hold, in the aggregate, not less than 40% of either (i) the Common Stock issued and issuable upon conversion of the Series C, Series D, Series E, Series F and Series G Convertible Preferred Stock, or (ii) the Common Stock issued and issuable upon conversion of the Series A and Series B Convertible Preferred Stock.

         1.14 "JUNIOR PREFERRED STOCK" shall mean the Series A and B Convertible Preferred Stock, treated as one class.

         1.15 "NEW SECURITIES" shall have the meaning given such term in Subsection 4.2 hereof.

         1.16 "ORIGINAL HOLDER" shall mean each Holder on the date of this Agreement of Stock and each original Holder of any Series G Convertible Preferred Stock issued by the Company in the course of the Company's offering of such Stock during the period April, 10 1998 to June 30, 1998.



                                       2.
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         1.17 "OTHER SHARES" shall mean (i) all issued Common Stock, (ii) all
Common Stock issuable pursuant to options, rights, warrants, convertible securities or other instruments or agreements, and (iii) all Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Securities referenced in clauses (i) and (ii) above, but in each case excluding Registrable Securities held by Eligible Holders. For purposes of Section 3 of this Agreement, shares of Common Stock issuable pursuant to the conversion, exercise or exchange of Securities other than Registrable Securities shall be deemed outstanding Other Shares.

         1.18 "OTHER STOCKHOLDERS" shall mean Persons other than Eligible Holders who, by virtue of agreements with the Company, are entitled to include their Securities in certain registrations hereunder.

         1.19 "ORIGINAL PREFERRED HOLDER" shall have the meaning given such term in Subsection 5.1 hereof.

         1.20 "PERSON" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

         1.21 "PREFERRED STOCK" shall mean the Company's Preferred Stock, $.01 par value.

         1.22 "PUBLIC OFFERING" shall mean an offering of Securities registered under the Securities Act.

         1.23 The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration of Securities effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement.

         1.24 "REGISTRABLE SECURITIES" shall mean (i) Common Stock outstanding on the date hereof, (ii) Common Stock issued pursuant to the conversion of Designated Preferred Stock, (iii) Common Stock issuable pursuant to the conversion of Designated Preferred Stock (including any Designated Preferred Stock issued upon exercise of warrants) or the exercise of warrants, (iv) other securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization, and (v) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Securities referenced in clauses (i), (ii), (iii) and (iv) above; provided, however, that Registrable Securities shall not include any shares of Common Stock after such shares have been sold pursuant to (a) a Registration Statement declared effective under the Securities Act, (b) Rule 144, or (c) any other exemption from registration to a Person who is free to resell such shares without registration or restriction under the Securities Act; and provided, further, that at any time subsequent to the completion of the first Public Offering, Registrable Securities shall not include any Securities which are eligible to be sold without registration under the Securities Act in compliance with Subsection (k) of Rule 144. No Registrable Securities shall be deemed to exist from and after such time as there are outstanding less than 15,000 Registrable Securities (as appropriately adjusted for any stock dividends, combinations or splits with respect to the Common Stock). For purposes of
Section 3 of this Agreement, shares of



                                       3.
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Common Stock issuable upon the conversion, exercise or exchange of Registrable
Securities shall be deemed outstanding Registrable Securities.

         1.25 "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include (i) Selling Expenses,
(ii) fees and disbursements of counsel for any Eligible Holder(s) or (iii) the compensation of regular employees of the Company (which shall be paid in any event by the Company).

         1.26 "REGISTRATION STATEMENT" shall mean any registration statement filed with the Commission in accordance with the Securities Act, together with all amendments or supplements thereto.

         1.27 "RULE 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         1.28 "RULE 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         1.29 "SECURITIES" shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable or exercisable for one or more debt or equity securities of the Company.

         1.30 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         1.31 "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

         1.32 "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Securities and all fees and disbursements of counsel for any Holder in connection with such sale (other than the fees and disbursements of any such counsel to be paid by the Company pursuant to Subsection 3.4 hereof).

         1.33 "SENIOR PREFERRED STOCK" shall mean the Series C, D, E, F and G Convertible Preferred Stock, treated as one class.

         1.34 "SERIES A CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series A Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.



                                       4.
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         1.35 "SERIES B CONVERTIBLE PREFERRED STOCK" shall mean the Company's
Series B Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

         1.36 "SERIES C CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series C Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

         1.37 "SERIES D CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series D Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

         1.38 "SERIES E CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series E Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

         1.39 "SERIES F CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series F Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

         1.40 "SERIES G CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series G Convertible Preferred Stock, $.01 par value, and any Stock into which such Stock may hereafter be changed, other than by exercise of the conversion right of such Stock.

         1.41 "STOCK" shall include any and all shares of capital stock of the Company, however designated.

         1.42 "STOCKHOLDERS" shall mean the Holders of Company Stock.

         1.43 "VOTING STOCK" shall mean Stock the Holders of which are entitled, in the absence of contingencies, to participate generally in the election of the members of the Board of Directors.

SECTION 2. VOTING AGREEMENT.

         2.1 CHARTER DOCUMENTS. The Company has previously furnished to the Founding Holders copies of its Certificate of Incorporation and Bylaws, in each case as in effect on the date of this Agreement (the "Charter Documents"). From and after the date of this Agreement each Founding Holder shall vote all shares of Voting Stock now or hereafter owned or controlled by such Founding Holder (including shares of Voting Stock hereafter acquired by such Founding Holder pursuant to exercise of the Conversion Option or otherwise) at any regular or special meeting of Stockholders, or, to the extent permitted by the Charter Documents, in any written consent executed in lieu of such a meeting, and shall take all action necessary, to ensure that the Charter Documents do not, at any time, conflict with the provisions of this Agreement.

         2.2 BOARD SIZE; VOTING AGREEMENT. The Board of Directors of the Company shall consist of eight Directors. At any regular or special meeting of Stockholders called for the purpose of electing members to serve on the Board of Directors, or, to the extent permitted by



                                       5.
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the Charter Documents, in any written consent electing members to serve on the
Board of Directors executed in lieu of such a meeting, the Founding Holders shall vote their shares of Voting Stock (including any shares of Voting Stock hereafter acquired), and shall take all action necessary, to ensure that the Board of Directors of the Company consists of the Designees.

         2.3 DIRECTOR DESIGNATION RIGHTS. The following Holders shall have the following rights to designate individuals as Designees to serve as members of the Company's Board of Directors:

                  2.3.1 TECHNOLOGY PARTNERS. Technology Partners shall have the right so long as it is the Holder of not less than 291,000 shares of Series C Convertible Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock after the date hereof), to designate in writing to the Secretary of the Company one individual for election to the Board of Directors; provided, however, in the case of a classified Board of Directors, that if the term of office of such Designee does not expire at such meeting then Technology Partners may not designate any such individual.

                  2.3.2 QUEST II. Quest II shall have the right so long as Quest II and Quest International are the Holders of not less than 164,000 shares of Series C Convertible Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock after the date hereof), to designate in writing to the Secretary of the Company one individual for election to the Board of Directors; provided, however, in the case of a classified Board of Directors, that if the term of office of such Designee does not expire at such meeting then Quest II may not designate any such individual.

                  2.3.3 NORTHWOOD VENTURES. Northwood Ventures shall have the right so long as it is the Holder of not less than 276,250 shares of Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock after the date hereof), to designate in writing to the Secretary of the Company one individual for election to the Board of Directors; provided, however, in the case of a classified Board of Directors, that if the term of office of such Designee does not expire at such meeting then Northwood Ventures may not designate any such individual.

                  2.3.4 FGN. FGN shall have the right so long as it is the Holder (including as trustee) of not less than 1,464,150 shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock after the date hereof):

                           (i) to designate in writing to the Secretary of the
Company two individuals for election to the Board of Directors; provided, however, in the case of a classified Board of Directors, that if the term of office of either such Designee does not expire at such meeting, then FGN shall have the right to designate only one such individual for election to the Board of Directors pursuant to this clause (i); and provided, further, that if the term of office of neither such Designee expires at such meeting, then FGN may not designate any such individual pursuant to this clause (i); and

                           (ii) to designate in writing to the Secretary of the
Company two individuals for election to the Board of Directors, with the approval in writing of the Holders of not less than 50% of the outstanding shares of Series A Convertible Preferred Stock and Series B



                                       6.
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Convertible Preferred Stock, voting as one class, and of the Holders of not less than 50% of the outstanding shares of Series C, Series D, Series E and Series F Convertible Preferred Stock, voting as one class; provided, however, in the case of a classified Board of Directors, that if the term of office of either such Designee does not expire at such meeting, then FGN shall have the right to designate only one individual for election to the Board of Directors pursuant to this clause (ii); and provided, further, that if the term of office of neither such Designee expires at such meeting, then FGN may not designate any such individual pursuant to this clause (ii).

         2.4 TERMINATION OF DESIGNATION RIGHTS. The right of certain Holders to designate individuals for election to the Board of Directors pursuant to Subsection 2.3 hereof shall be subject to termination as follows:

                  2.4.1 FGN. At any time as FGN shall be a Holder (including as trustee) of less than 1,464,150 shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock), then the right of FGN to designate individuals for election to the Board of Directors shall immediately cease.

                  2.4.2 TECHNOLOGY PARTNERS. At any time as Technology Partners shall be a Holder of less than 291,000 shares of Series C Convertible Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock), then the right of Technology Partners to designate an individual for election to the Board of Directors shall immediately cease.

                  2.4.3 QUEST II. At any time as Quest II and Quest International shall be Holders of less than 164,000 shares of Series C Convertible Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock), then the right of Quest II to designate an individual for election to the Board of Directors shall immediately cease.

                  2.4.4 NORTHWOOD VENTURES. At any time as Northwood Ventures shall be a Holder of less than 276,250 shares of Series A and/or Series B Convertible Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock), then the right of Northwood Ventures to designate an individual for election to the Board of Directors shall immediately cease.

         2.5 FAILURE TO DESIGNATE. Any Designating Holder having the right to make any designation pursuant to this Section 2 in connection with any annual or special meeting of Stockholders at which Directors are to be elected, or in connection with a Stockholders' written consent to elect Directors, and who shall fail to deliver such designation in writing to the Secretary of the Company by 5:00 p.m. E.S.T. on the fifth business day preceding the date of the Stockholders' meeting, shall be deemed to have designated the individual previously designated by such Designating Holder for election to such position on the Board of Directors. If the number of Directors to be elected at any annual or special meeting, or pursuant to any written consent, of Stockholders exceeds the number of Designees designated in connection with such meeting or written consent, then such excess number of Directors shall be elected by the Holders of all Voting Stock voting as a single class.

         2.6 RECORD OF VOTE. To effectuate the provisions of this Section 2, the Secretary of the Company, or if there be no Secretary such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, shall not record any vote or consent (to



                                       7.

the extent action by consent is permitted by the Charter Documents) contrary to the terms of this Section 2, and each Founding Holder hereby agrees that any vote or consent given in connection with an election of Directors contrary to the agreement of such Founding Holder in this Section 2 shall be null and void and of no force or effect.

         2.7 REMOVAL AND RESIGNATION.

                  2.7.1 RIGHT OF DESIGNATION. If, prior to his or her election to the Board of Directors pursuant to this Section 2, any Designee shall be unable or unwilling to serve, or is removed, as a Director of the Company, then the Holder(s) who designated such Designee shall be entitled to designate a replacement who shall then be a Designee (and who shall serve in the Director class (if any) in which such removed Director served) for purposes of this
Section 2. If, following election to the Board of Directors pursuant to this
Section 2, any Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Director, then the Holder(s) who designated such Designee shall within 30 days of such event notify the Board of Directors in writing of a replacement Designee, and the Founding Holders shall vote their shares of Voting Stock (including shares of Voting Stock acquired), at any annual or special meeting called for the purpose of filling positions on the Board of Directors or, to the extent permitted by the Charter Documents, in any written consent executed in lieu of such a meeting, and shall take all action necessary, to ensure the election to the Board of Directors of such replacement Designee to fill the unexpired term of the Designee whom such replacement Designee is replacing. If a Holder or Holders shall fail to so notify the Board of Directors, the Board of Directors, in its discretion, may nominate any other individual to fill the vacancy, and the Founding Holders shall vote their shares of Voting Stock (including shares of Voting Stock hereafter acquired) for such individual as provided in this Subsection 2.7.1.

                  2.7.2 REMOVAL. Each Founding Holder agrees to use such Founding Holder's best efforts to call, or cause the appropriate officers and Directors of the Company to call, a special or annual meeting of Stockholders and to vote all of the shares of Voting Stock (including shares of Voting Stock hereafter acquired) held by such Founding Holder for, or, to the extent permitted by the Charter Documents, to take all actions by written consent in lieu of any such meeting necessary to cause, the removal of:

                                    (I) any Director designated pursuant to this
Section 2 if the designation rights of the Holder who designated such Director shall have lapsed;

                                    (II) any Director if the Holder who
designated such Director requests such Director's removal for any reason; or

                                    (III) any Director where a majority of the
remaining Directors determine that such Director should be removed for Cause.

         Each Founding Holder agrees that no Director shall be removed without Cause except as set forth in clauses (i) and (ii) of this Subsection 2.7.2. Notwithstanding the foregoing, any Director may be removed for Cause if the Holders of Voting Stock entitling them to cast a majority of the votes at an election of Directors consent to such removal in a writing specifying the Cause for which such removal is being made.

                                       8.

         2.8 BEST EFFORTS. In order to effectuate the provisions of this Agreement, each Founding Holder agrees that when any action or vote is required to be taken by such Founding Holder pursuant to this Agreement, such Founding Holder shall use such Founding Holder's best efforts to call, or to cause the appropriate Company officers and Directors to call, a special or annual meeting of Stockholders, as the case may be, or, to the extent permitted by the Charter Documents, to execute or cause to be executed a consent in writing in lieu of any such meeting, in order to effectuate such Stockholder action.

         2.9 FGN PREFERRED STOCK VOTING. In connection with any vote of Stockholders, FGN hereby agrees that, at its election, it will either (i) vote all of the shares of Designated Preferred Stock of any Series held by it on the date hereof at the direction of the Holders of a majority of the outstanding shares of such series, or (ii) abstain from voting shares of Stock of such Series in connection with such vote of Stockholders.

         2.10 OBSERVER. The parties hereto agree that GS Group shall have the right to designate a representative (the "Representative") to attend and observe each meeting of the Board of the Directors of the Company (the "Board") (or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto), who shall be entitled to fully participate (other than the right to vote) in such meeting as if he were a member of the Board. The Company shall provide the Representative the same notice of the time and place of any proposed meeting (or action by written consent) of the Board as is provided to the other members of the Board. Such notice shall include true and complete copies of all documents furnished to any director in connection with such meeting or consent. The observer status provided in this Section 2.10 shall also apply with respect to any matter material (or which is reasonably likely to be material) to the Company that is dealt with by a committee of the Board of Directors. The provisions of this Section 2.10 shall terminate upon the earliest to occur of (i) the events set forth in clauses (i) and (iii) of Section 2.11 or
(ii) the written consent of GS Group. Before participating in his first Board meeting, the Representative shall sign the form of confidentiality and proprietary information agreement, required by the Company of its directors.

         2.11 TERMINATION AND AMENDMENT OF VOTING AGREEMENT. The provisions of this Section 2 shall terminate upon the earliest to occur of (i) the 10th anniversary of the date of this Agreement, (ii) the written consent of all of the Designating Holders (except with respect to Section 2.10), or (iii) the sale of Common Stock in a firm commitment, underwritten Public Offering at a public offering price (prior to deduction of underwriter's discounts and expenses) equal to or exceeding $6.60 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and resulting in aggregate proceeds to the Company and/or selling Stockholders (prior to deduction of underwriter's discounts and expenses and other expenses of the offering) of not less than $10,000,000. Notwithstanding any other provision of this Agreement, the provisions of this Section 2) may be amended, modified or supplemented by, and only by, a written instrument executed by each of the Designating Holders, except that Section 2.10 may be amended, modified or supplemented only if the GS Group gives its written consent.



                                       9.

SECTION 3. REGISTRATION RIGHTS.

         3.1 REQUESTED REGISTRATIONS.

                  3.1.1 REQUESTS FOR REGISTRATION. If the Company shall receive from Initiating Holders at any time or times a written request that the Company effect any registration under the Securities Act with respect to all or any part of the Registrable Securities having an offering price to the public, net of underwriting discounts and expenses, equal to or exceeding $6.60 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such Stock) and the aggregate proceeds of which (after deduction for underwriter's discounts and expenses related to the issuance) exceed $10,000,000, then the Company will, subject to the limitations set forth in this
Section 3, use its best efforts to effect the registration of Registrable Securities under the Securities Act and the registration or qualification thereof under all applicable state securities laws. To be effective, any request pursuant to this Subsection 3.1 shall state to the reasonable satisfaction of the Company the intended method of disposition of the Registrable Securities sought to be registered under the Securities Act.

                  3.1.2 NOTICE OF REGISTRATION. Whenever the Company shall, pursuant to this Subsection 3.1, be requested by Initiating Holders to effect the registration of any Registrable Securities under the Securities Act, the Company shall promptly give written notice of such proposed registration (the "Registration Notice") to each other Eligible Holder stating that such Eligible Holders have the right to request that any or all of the Registrable Securities held by them be included in such registration. To be effective, any Eligible Holder's request for inclusion in the registration must be received by the Company in writing not later than 20 days following the date of mailing, first class postage prepaid, of the Company's Registration Notice. Subject to the limitations contained in Subsections 3.1.3, 3.1.4 and 3.11 hereof, the Company shall, as soon as reasonably practicable, use its best efforts to effect the registration under the Securities Act and applicable state securities laws of all Registrable Securities with respect to which the Company has received timely written requests pursuant to the preceding sentence from the Eligible Holders thereof for inclusion therein so as to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of disposition thereof described in the requests of such Eligible Holders.

                  3.1.3 REFUSAL OF REQUEST. The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Subsection 3.1:

                           (A) Before the earlier of (i)  December  10,  1995 or
(ii) one year after the effective date of the first Registration Statement filed by the Company covering a firm commitment underwritten offering of any of its Securities to the general public;

                           (B) In any particular  jurisdiction  in which the
Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service of process in such jurisdiction and except as may be required by the Securities Act;

                           (C) For Initiating  Holders  holding Common Stock
issued or issuable upon conversion of the Series C, Series D, Series E, Series F and Series G Convertible Preferred Stock after the Company has initiated one such registration for such Initiating Holders pursuant



                                      10.

to this Subsection 3.1 (counting for this purpose only Registration Statements which have been declared or ordered effective and pursuant to which Securities have been sold, and Registration Statements which have been withdrawn by the requesting Eligible Holders as to which such Eligible Holders have not elected to bear the Registration Expenses pursuant to Subsection 3.4 hereof);

                           (D) For Initiating  Holders  holding Common Stock
issued or issuable upon conversion of the Series A and Series B Convertible Preferred Stock after the Company has initiated one such registration for such Initiating Holders pursuant to this Subsection 3.1 (counting for this purpose only Registration Statements which have been declared or ordered effective and pursuant to which Securities have been sold, and Registration Statements which have been withdrawn by the requesting Eligible Holders as to which such Eligible Holders have not elected to bear the Registration Expenses pursuant to Subsection 3.4 hereof);

                           (E) During the period starting with the date 60 days
prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective;

                           (F) If the Initiating  Holders  propose to dispose
of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Subsection 3.5 hereof;

                           (G) If the Initiating  Holders do not request that
such offering be firmly underwritten by underwriters selected by the Initiating Holders and reasonably acceptable to the Company, subject to the right of the Company pursuant to Subsection 3.1.5 hereof to select such underwriters; or

                           (H) If the Company and the  Initiating  Holders are
unable to obtain the commitment of the underwriter described in clause (G) above to firmly underwrite the offering.

                  3.1.4 DEFERRAL OF REGISTRATION. If in the good faith judgment of the Board of Directors any registration would be seriously detrimental to the Company and the Board of Directors concludes, as a result, that it is essential at such time to defer the filing of any Registration Statement, and if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such Registration Statement, then the Company shall have the right to defer such filing for the period during which the disclosure required by such registration would be seriously detrimental, provided that (except as provided in Subsection 3.1.3(E) above) the Company may not defer the filing for a period of more than 180 days after receipt of the request of the Initiating Holders, and provided, further, that the Company shall not defer its obligation in this manner more than once in any twelve month period.

         The Registration Statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of this Subsection 3.1.4 and Subsection 3.11 hereof, include other



                                      11.

Securities with respect to which registration rights have been granted, and may include Securities being sold for the account of the Company.

                  3.1.5 UNDERWRITING. The registration rights of any Eligible Holder pursuant to Subsection 3.1 shall be conditioned upon such Eligible Holder's participation in such underwriting and the inclusion of such Eligible Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by such Eligible Holder and Initiating Holders holding a majority of the Registrable Securities requested by all Initiating Holders to be included in such registration with respect to such participation and inclusion) to the extent provided herein. An Eligible Holder may elect to include in such underwriting all or a part of the Registrable Securities held by such Eligible Holder. Subject to Section 6.3, the Holders of at least 51% of the Registrable Securities included in any Registration Statement filed pursuant to this Subsection 3.1 shall have the right to select the underwriter or underwriters who shall serve as the manager and/or co-managers for the offering of Registrable Securities covered by the Registration Statement, except that if the requested registration is the initial registration under the Securities Act by the Company of an underwritten public offering of Common Stock, then the Company shall have the right to select such underwriter or underwriters, but only with the consent of the Eligible Holders of not less than a majority of the Registrable Securities requested to be included therein.

                  3.1.6 REGISTRATION PROCEDURES. If the Company shall request inclusion in any registration pursuant to Subsection 3.1 of Securities being sold for its own account, or if other Persons shall request inclusion in any registration pursuant to Subsection 3.1, then the Initiating Holders shall, on behalf of all Eligible Holders, offer to include such Securities in the underwriting and may condition such offer to such other Persons on their acceptance of the further applicable provisions of this Section 3 (including Subsection 3.10). Subject to Section 6.3, the Company shall (together with all Eligible Holders and other Persons proposing to distribute their Securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by Initiating Holders holding a majority of the Registrable Securities held by all Initiating Holders (subject to the right of the Company under Subsection 3.1.5 to select such underwriter(s)), which underwriters shall be reasonably acceptable to the Company.

                  3.1.7 MARKETING RESTRICTIONS. Notwithstanding any other provision of this Subsection 3.1, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the registration shall be allocated as set forth in Subsection
3.11 hereof. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the underwriter or Initiating Holders holding a majority of the Registrable Securities requested by all Initiating Holders to be included in such registration. The Securities (including any Registrable Securities) so excluded shall also be withdrawn from registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to Subsection 3.11, then the Company shall offer to all Holders (including Eligible Holders) who have retained rights to include Securities in the registration the right to include additional Securities in such registration in an aggregate amount equal to the number of shares so




                                      12.

withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Subsection 3.11.

         3.2 INCIDENTAL REGISTRATION.

                  3.2.1 NOTICE OF REGISTRATION. If the Company shall determine at any time to register any of its Common Stock under the Securities Act and any applicable state securities laws, either for its own account or for the account of any Holder or Holders exercising his or their respective registration rights (other than pursuant to Subsections 3.1 or 3.5 hereof), on a form which permits inclusion of Registrable Securities, then the Company shall each such time give written notice to all Eligible Holders of its intention to effect such a registration. Upon the written request of any Eligible Holder or Holders given within 20 days after receipt of any such notice, the Company shall, subject to the limitations contained in Subsections 3.2.2 and 3.11 hereof, use its best efforts to cause all Registrable Securities which Eligible Holders shall have requested be registered, to be registered under the Securities Act and any applicable state securities laws, all to the extent requisite to permit the sale or other disposition by such Eligible Holders of the Registrable Securities so registered. No registrations of Registrable Securities under this Subsection 3.2 shall relieve the Company of its obligation to effect registrations under Subsection 3.1 hereof, or shall constitute a registration request by any Eligible Holder thereunder. Subject to Section 6.3, the Company shall have the right to select the underwriter or underwriters who shall serve as the manager and/or co-managers for all registrations of Securities under this Subsection 3.2.

                  3.2.2 NO REGISTRATION RIGHTS. Eligible Holders shall have no right to participate in any registration initiated by the Company, whether for its own account or for the account of any other Holders, where such registration:

                           (A) relates solely to a Rule 145 transaction;

                           (B) relates solely to employee benefit plans; or

                           (C) is on any registration form that does not permit
secondary sales.

                  3.2.3 UNDERWRITING. If the registration of which the Company has given notice pursuant to Subsection 3.2.1 is for a Public Offering involving an underwriting, the Company shall so advise the Eligible Holders as a part of the written notice given pursuant to Subsection 3.2.1. In such event, the right of any Eligible Holder to registration pursuant to this Subsection 3.2 shall be conditioned upon such Eligible Holder's participation in such underwriting and the inclusion of such Eligible Holder's Registrable Securities in the underwriting to the extent provided herein. All Eligible Holders proposing to distribute their Securities through such underwriting shall (together with the Company and the other Holders with registration rights to participate therein distributing their Securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If any Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.



                                      13.

                  3.2.4 MARKETING RESTRICTIONS. Notwithstanding any other provision of this Subsection 3.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the registration shall be allocated as set forth in Subsection 3.11 hereof. If shares are withdrawn from the registration pursuant to Subsection 3.2.3 hereof and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all Holders who have retained the right to include Securities in the registration the right to include additional Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Holders requesting additional inclusion in accordance with Subsection 3.11 hereof.

         3.3 REGISTRATION PROCEDURES. Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Company will use its best efforts to, as expeditiously as possible:

                  3.3.1 REGISTRATION STATEMENT. Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective; provided, however, that before so filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of not less than a majority of the Securities included in such Registration Statement copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel;

                  3.3.2 AMENDMENTS. Prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of not less than one year and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Eligible Holders thereof set forth in such Registration Statement;

                  3.3.3 COPIES. Furnish to each Eligible Holder of Registrable Securities included in the Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included therein (including each preliminary prospectus), and such other documents, as such Eligible Holder may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by such Eligible Holder and included in such Registration Statement;

                  3.3.4 STATE REGISTRATION. Use every reasonable effort to register or qualify all the Registrable Securities covered by such Registration Statement under the securities laws of such jurisdictions as each Eligible Holder including Registrable Securities therein shall reasonably request, and do any and all other acts and things which may be necessary under such securities laws to enable each such Eligible Holder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Eligible Holder and included in such Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would



                                      14.

not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  3.3.5 LISTING. Cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange on which the Common Stock is then listed;

                  3.3.6 TRANSFER AGENT/REGISTRAR. Provide a transfer agent and registrar for the Common Stock not later than the effective date of such Registration Statement; and

                  3.3.7 UNDERWRITING. In connection with any underwritten public offering pursuant to a Registration Statement filed pursuant to Subsection 3.1 or 3.2 hereof, enter into an underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities, provided such underwriting agreement contains customary underwriting provisions and, if the underwriter so requests, contains customary contribution provisions.

         3.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Subsections 3.1 and 3.2 hereof, and the reasonable fees of one counsel for the selling Stockholders in the case of registrations pursuant to Subsection 3.1 hereof, shall be borne by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the Holders of Securities included therein pro rata on the basis of the number of such Securities held by each. Notwithstanding the foregoing, the Eligible Holders participating in any registration may elect to bear the Registration Expenses for any registration proceeding begun pursuant to Subsection 3.1 hereof and subsequently withdrawn by the Eligible Holders registering shares therein, in which case such registration proceeding shall not be counted as a request for registration pursuant to Subsection 3.1 hereof. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Subsection 3.5 hereof and all Selling Expenses relating to any such registration, qualification or compliance shall be borne by the Holders of Securities included therein pro rata on the basis of the number of such Securities held by each.

         3.5 REGISTRATION ON FORM S-3.

                  3.5.1 REQUESTED REGISTRATIONS. Following its initial Public Offering on a firm commitment, underwritten basis, the Company shall use its best efforts to qualify for registration on Form S-3 promulgated under the Securities Act or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 3, the Eligible Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests to be in writing and to state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Eligible Holder or Holders); provided, however, that the Company shall not be obligated to effect any such registration (i) if the Eligible Holders, together with the Holders of any other Securities entitled to inclusion in such registration, propose to sell Registrable Securities and such other Securities (if any) on Form S-3 at an aggregate price to the public of less than $10,000,000, (ii) in the event that the Company shall furnish the certification described in Subsection 3.1.4 hereof (but subject to the limitations set forth therein), (iii) if the Company has effected a registration of its Securities within 12 months immediately preceding such registration, (iv) with respect to any Securities that may be sold by



                                      15.

the Holder thereof under Rule 144, or (v) if it is to be effected more than five
(5) years after the Company's initial Public Offering.

                  3.5.2 INCORPORATION BY REFERENCE. If a request complying with the requirements of Subsection 3.5.1 hereof is delivered to the Company, the provisions of Subsections 3.1.1 through 3.1.4 hereof shall apply to such registration to the extent not inconsistent with this Subsection 3.5. If the registration is for an underwritten offering, the provisions of Subsections
3.1.5 through 3.1.7 hereof shall also apply to such registration.

         3.6 INDEMNIFICATION.

                  3.6.1 COMPANY INDEMNIFICATION. The Company shall indemnify each Eligible Holder participating in a registration, each of such Eligible Holder's officers, directors and partners, its legal counsel and accountants and each Person controlling such Eligible Holder within the meaning of Section 15 of the Securities Act, with respect to whom registration, qualification, or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each Person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular, or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or of any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Eligible Holder, each of such Eligible Holder's officers, directors, partners, legal counsel and accountants, and each Person so controlling such Eligible Holder, as well as each such underwriter, and each Person who so controls any such underwriter, for any legal and any other expenses reasonably incurred by them in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by or on behalf of such Eligible Holder or underwriter and stated to be specifically for use therein. Notwithstanding the foregoing, the Company's obligations under this Subsection 3.6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                  3.6.2 ELIGIBLE HOLDER INDEMNIFICATION. Each Eligible Holder including Registrable Securities in any registration, qualification, or compliance effected pursuant to this Section 3 shall, severally and not jointly, indemnify the Company, each of the Company's directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other Eligible Holder and each Other Stockholder including Securities in such registration, and each of their respective officers, directors and partners, and each Person controlling such other Eligible Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect



                                      16.

thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular, or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other Eligible Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, underwriters, and control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Eligible Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the obligation of any Eligible Holder under this Subsection 3.6.2 shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Eligible Holder (which consent shall not be unreasonably withheld).

                  3.6.3 PROCEDURES. Each party entitled to indemnification under this Subsection 3.6 (the "Indemnified Party") shall give written notice to the party required to provide indemnification hereunder (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so; or (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction who shall be approved by the majority of the Eligible Holders of the registration in respect of which such indemnification is sought), and the Indemnifying Party shall be liable for any expenses therefor; and provided further, that the Indemnified Party may participate in such defense at such Indemnified Party's expense. The failure of any Indemnified Party to give written notice as provided herein shall not relieve any Indemnifying Party of its obligations under this Subsection 3.6 to the extent such failure is not materially prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party in connection therewith of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as any Indemnifying Party may reasonably



                                      17.

request in writing and as shall be reasonably required in connection with the defense of such claim and any litigation resulting therefrom.

                  3.6.4 CONTRIBUTION. If the indemnification provided for in this Subsection 3.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, as well as the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  3.6.5 CONFLICTING PROVISIONS. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering of Securities are in conflict with the foregoing provisions, the provisions contained in such underwriting agreement shall control.

                  3.6.6 SURVIVAL. The obligations of the parties set forth in this Subsection 3.6 for the benefit of any Indemnified Party shall not be waived or otherwise affected by reason of any investigation or inquiry made by or on behalf of such Indemnified Party.

         3.7 ELIGIBLE HOLDER INFORMATION. Each Eligible Holder shall furnish to the Company such information regarding such Eligible Holder and the distribution of Securities proposed by such Eligible Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 3.

         3.8 OTHER AGREEMENTS. From and after the date of this Agreement the Company shall not, without the prior written consent of Eligible Holders holding a majority of the then outstanding Registrable Securities, enter into any agreement with any Holder or prospective Holder of any Securities giving such Holder or prospective Holder any registration rights the terms of which are more favorable than the registration rights granted to the Eligible Holders hereunder.

         3.9 RULE 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company convenants that (I) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and (ii) will take such



                                      18.

further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such Rule may be amended form time to time, or (B) any similar rule or regulation hereafter adopted by the Commission.

         3.10 MARKET STAND-OFF AGREEMENT. If requested by the Company and any underwriter of Common Stock (or other Securities) with respect to any registration or prospective registration of Securities, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other Securities) of the Company held by such Holder (other than those included in the registration) during the time reasonably requested by the underwriter, not to exceed 180 days, following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to such registration. The obligations described in this Subsection 3.10 shall not apply to any registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may in the future be promulgated under the Securities Act, or any registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may in the future be promulgated under the Securities Act. The Company may impose stop transfer instructions with respect to the Securities subject to the foregoing restriction until the end of such 180 day or other market stand-off period.

         3.11 ALLOCATION OF REGISTRATION OPPORTUNITIES.

                  3.11.1 REQUESTED REGISTRATIONS. In any case where a registration is to be effected pursuant to Subsection 3.1 hereof and all of the Registrable Securities and Other Shares (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued Series of Preferred Stock of the Company) requested to be included in a registration on behalf of Eligible Holders or Other Stockholders cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, then the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Eligible Holders and Other Stockholders requesting inclusion of shares as follows:

                           (A) First,  (i) if Eligible  Holders of Common Stock
issued or issuable upon conversion of Senior Preferred Stock shall have initiated the registration, then Eligible Holders of Common Stock issued and issuable upon conversion of the Senior Preferred Stock shall be entitled to participate in the registration pro rata on the basis of the number of Registrable Securities which each such Holder shall have requested be registered, and then Eligible Holders of Common Stock issued and issuable upon conversion of the Junior Preferred Stock shall be entitled to participate in the registration pro rata on the basis of the number of Registrable Securities which each such Holder shall have requested be registered; or (ii) if Eligible Holders of Common Stock issued or issuable upon conversion of Junior Preferred Stock shall have initiated the registration, then Eligible Holders of Common Stock issued and issuable upon conversion of the Junior Preferred Stock shall be entitled to participate in the registration pro rata on the basis of the number of Registrable Securities which each such Holder shall have requested be registered, and then Eligible Holders of Common Stock issued and issuable upon conversion of the Senior Preferred Stock shall be entitled to participate in the registration pro rata on the basis of the number of Registrable Securities which each such Holder shall have requested be registered;

                                      19.

                           (B) Second,  all such Other  Stockholders  and the
other such Eligible Holders shall be entitled to participate in the registration in accordance with the relative priorities, if any, as shall exist among them; and

                           (C) Third, the Company shall be entitled to
participate in the registration.

                  3.11.2 INCIDENTAL REGISTRATIONS. In any case where a registration is to be effected pursuant to Subsection 3.2 hereof and all of the Registrable Securities and Other Shares (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued Series of Preferred Stock) requested to be included in such registration on behalf of Eligible Holders and Other Stockholders cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, then the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Eligible Holders and Other Stockholders requesting inclusion of shares as follows:

                           (A) First,  the Person(s)  (including  the Company
in the case of an offering initiated by the Company) initiating such registration shall be entitled to participate in the registration in accordance with the relative priorities, if any, as shall exist among them;

                           (B) Second, the Eligible Holders and Other
Stockholders shall be entitled to participate in the registration pro rata on the basis of the number of Registrable Securities and Other Shares which each such Holder shall have requested be registered; and

                           (C) Third,  if such  registration  shall have been
initiated other than by the Company, then the Company shall be entitled to include Securities in such registration.

         3.12 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

         3.13 SALES TO UNDERWRITER. Notwithstanding anything in this Agreement to the contrary, in lieu of converting any Designated Preferred Stock prior to or simultaneously with the filing or the effectiveness of any Registration Statement filed pursuant to this Agreement, the Holder of such Designated Preferred Stock may sell such Designated Preferred Stock to the underwriter of the offering being registered if such underwriter consents thereto and if such underwriter undertakes to convert such Designated Preferred Stock before making any distribution pursuant to such Registration Statement and to include the resulting Common Stock among the Securities being offered pursuant to such Registration Statement.

         3.14 TRANSFER OF REGISTRATION RIGHTS. The rights of an Eligible Holder under this Section 3 to require the Company to register Securities may be transferred or assigned by such Eligible Holder only to a transferee or assignee of not less than 150,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided, however, that the Company is given written notice at the time of, or within a reasonable time after, said transfer or assignment stating the name and address of the transferee or assignee and identifying the Securities with respect to



                                      20.

which such registration rights are being transferred or assigned; and provided further, that the transferee or assignee of such rights assumes in writing (a copy of which shall be delivered to the Company) the obligations of such Eligible Holder under this Section 3.

         3.15 TERMINATION OF REGISTRATION RIGHTS. The rights of any Eligible Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsection 3.1, 3.2 or 3.5 of this Agreement shall terminate on the earlier of (i) the closing of the first Company initiated Public Offering of Common Stock, provided that all shares of Registrable Securities held by such Eligible Holder may immediately be sold under Rule 144 during any 90 day period, or (ii) on such date after the closing of the first Company initiated Public Offering of Common Stock as all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90 day period.

SECTION 4. RIGHT OF FIRST REFUSAL.

         4.1 GRANT OF RIGHT. The Company hereby grants to each Original Holder who owns any shares of Designated Preferred Stock or any shares of Common Stock issued upon the conversion of shares of Designated Preferred Stock (each such Original Holder an "Offeree Holder") a right of first refusal to purchase such Offeree Holder's pro rata share of New Securities which the Company may, from time to time, propose to sell and issue. An Offeree Holder's pro rata share of New Securities for purposes of this Section 4 shall be the ratio immediately prior to the issuance of the New Securities of (i) the sum of the number of shares of Common Stock owned by such Offeree Holder plus the number of shares of Common Stock into which such Offeree Holder's Designated Preferred Stock is then convertible, to (ii) the sum of the number of shares of Common Stock owned by all Offeree Holders plus the number of shares of Common Stock into which the Designated Preferred Stock of all Offeree Holders is then convertible.

         4.2 NEW SECURITIES DEFINED. "New Securities" shall mean any Stock (including Common Stock and/or Preferred Stock) whether now or hereafter authorized, and rights, options or warrants to purchase Stock, and Securities of any type whatsoever that are, or may become, convertible into Stock; provided, however, that the term "New Securities" shall not include: (i) any shares of Designated Preferred Stock; (ii) any Securities issued upon conversion of the Designated Preferred Stock; (iii) any Securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than 50 percent of the voting power of such business entity or business segment of any such entity; (iv) any Securities issued to employees, consultants, officers or directors of the Company pursuant to the Company's 1993 Stock Option Plan or any other stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (v) any Securities issued in connection with lease financing arrangements or strategic partnerships approved by the Board of Directors; (vi) any Securities issued in a Public Offering; (vii) any Securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (viii) any right, option or warrant to acquire any Security excluded from the definition of New Securities pursuant to clauses (i) through
(vii) above.

         4.3 EXERCISE OF RIGHT. In the event the Company proposes to undertake an issuance of New Securities, it shall give to each Offeree Holder written notice ("Offer Notice") of its



                                      21.

intention, describing the type of New Securities to be offered, their price and the general terms upon which the Company proposes to issue such New Securities, and offering to each Offeree Holder the right to purchase such Offeree Holder's pro rata share of the New Securities. Each Offeree Holder shall have 20 days after any such Offer Notice is given by the Company within which to give to the Company written notice of such Offeree Holder's acceptance of such offer and agreement to purchase such Offeree Holder's entire pro rata share of such New Securities for the price and upon the terms specified in the Offer Notice. Failure by any Offeree Holder to timely tender such Offeree Holder's acceptance and agreement to the Company pursuant to any Offer Notice shall be deemed a rejection of the offer contained in such Offer Notice and a waiver of such Offeree Holder's right of first refusal with respect to the proposed issuance of New Securities described therein.

         4.4 REFUSAL OF OFFER. If any Offeree Holder (a "Declining Holder") fails to exercise such Offeree Holder's right to purchase New Securities pursuant to Subsection 4.3 hereof, then the Company shall give written notice of such fact to the remaining Offeree Holders who shall have exercised their right of first refusal pursuant to Subsection 4.3 hereof ("Exercising Holders") and offer to each Exercising Holder the right to purchase such portion of the Declining Holder's pro rata share of the New Securities (the "Refused Securities") as such Exercising Holder's pro rata share of the New Securities bears to the sum of the pro rata shares of the New Securities of all Exercising Holders. Each Exercising Holder shall have 15 days after any such notice is given by the Company within which to give to the Company written notice of such Exercising Holder's acceptance of such offer and agreement to purchase such Exercising Holder's share of the Refused Securities so offered. Failure by any Exercising Holder to timely tender such Exercising Holder's acceptance to the Company in connection with any offer made pursuant to this Subsection 4.4 shall be deemed a rejection of such offer and a waiver of such Exercising Holder's right of refusal with respect to the proposed issuance of New Securities described therein.

         4.5 FAILURE TO EXERCISE. In the event the Offeree Holders fail to exercise their right of first refusal with respect to all of the New Securities by the end of the 15-day offer period provided in Subsection 4.4 hereof, or if the Offeree Holders waive their right of first refusal with respect to the issuance of New Securities pursuant to Subsection 4.6 hereof, then the Company shall have 120 days thereafter within which to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 120 days from the date of said agreement) to sell the New Securities not being sold to the Offeree Holders at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's Offer Notice. In the event the Company has not within such 120-day period either sold or entered into an agreement to sell the New Securities in accordance with the preceding sentence, the Company shall not thereafter issue or sell any of the New Securities described in the Offer Notice without first again offering such Securities to the Offeree Holders in the manner provided in this Section 4.

         4.6 EXPIRATION. The right of first refusal granted under this Section 4 shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a Public Offering. The right of first refusal set forth in this Section 4 may be waived as to all of the Holders of any Series of Designated Preferred Stock by a written waiver executed by Holders owning shares of such Series of Designated Preferred Stock and


                                      22.

Common Stock issued upon conversion of such Series of Designated Preferred Stock representing not less than 50 percent of the sum of (i) the number of shares of Common Stock issued upon the conversion of such Series of Designated Preferred Stock, and (ii) the number of shares of Common Stock then issuable upon conversion of the outstanding shares of such Series of Designated Preferred Stock.

         4.7 TRANSFER OF RIGHT. The right of first refusal of an Offeree Holder set forth in this Section 4 may not be assigned or transferred, except that such right may be assigned by such Offeree Holder (i) to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, such Offeree Holder, (ii) to any other Offeree Holder or (iii) to any other Person with the prior approval of the Board of Directors.

SECTION 5. RIGHT OF CO-SALE.

         5.1 SALES BY FGN. If FGN proposes to sell or transfer any shares of Common Stock held by it in one or more related transactions which will result in the transfer by FGN of 450,000 or more shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), then FGN shall promptly give written notice (the "Co-Sale Notice") to each Original Holder of Designated Preferred Stock (each such Holder an "Original Preferred Holder") at least 15 days prior to the closing of such sale or transfer. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer by FGN, including, without limitation, the number of shares of Common Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be received by FGN, the name and address of each prospective purchaser or transferee and whether the sale or transfer is being made pursuant to the provisions of Subsection 5.5 hereof.

         5.2 RIGHT OF CO-SALE. Each Original Preferred Holder shall have the right, exercisable upon written notice given to FGN within 15 days after receipt of the Co-Sale Notice, to participate in such sale of Common Stock on the same terms and conditions as set forth in the Co-Sale Notice. To the extent one or more of the Original Preferred Holders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Common Stock that FGN may sell in the proposed transaction shall be correspondingly reduced. Each Original Preferred Holder shall have the right to sell all or any part of that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock covered by the Co-Sale Notice by (ii) a fraction the numerator of which is the sum of the number of shares of Common Stock owned by such Original Preferred Holder at the time of the sale or transfer plus the number of shares of Common Stock into which such Original Preferred Holder's Designated Preferred Stock is then convertible, and the denominator of which is the sum of the number of shares of Common Stock owned by all of the Original Holders at the time of such sale or transfer plus the number of shares of Common Stock into which the Designated Preferred Stock of all Original Holders is then convertible.

         5.3 DELIVERY OF CERTIFICATES. Each Original Preferred Holder who exercises his or its right to participate in FGN's sale pursuant to Subsection
5.2 hereof (a "Participant") shall effect his or its participation in the sale by promptly delivering to FGN for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent either (i) the



                                      23.

number of shares of Common Stock which such Participant elects to sell, or (ii) that number of shares of Designated Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Designated Preferred Stock in lieu of Common Stock, such Participant shall convert his or its Designated Preferred Stock into Common Stock and deliver Common Stock to the prospective purchaser. The Company agrees to make any such conversion concurrently with the actual transfer of such shares to the purchaser. The Stock certificate or certificates that the Participant delivers to FGN pursuant to this Subsection 5.3 shall be transferred to the prospective purchaser in consummation of the sale of Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and FGN shall concurrently therewith remit to such Participant that portion of the sale proceeds which such Participant is entitled to receive by reason of such Participant's participation in such sale. If any Participant fails to deliver his or its Stock certificates to FGN as required by this Subsection 5.3 within 10 days of any written notice given by FGN to such Participant requesting such delivery, then such Participant shall be deemed to have waived his or its rights of co-sale under this Section 5 with respect to the transaction described in the Co-Sale Notice.

         5.4 FUTURE RIGHTS. The exercise or non exercise of the rights of Original Preferred Holders hereunder to participate in one or more sales of Common Stock made by FGN shall not adversely affect their rights to participate in subsequent sales of Common Stock by FGN to the extent permitted by this
Section 5.

         5.5 EXEMPT TRANSFERS. Notwithstanding the foregoing, the co-sale rights of Original Preferred Holders set forth in this Section 5 shall not apply to:
(i) any pledge of Stock by FGN made pursuant to a bona fide loan transaction that creates a mere security interest; (ii) any transfer of Stock to the officers, directors, employees or stockholders of FGN or the Company, or to any consultants or other Persons providing services to FGN or the Company, or to the ancestors, descendants or spouse of any of such Persons, or to trusts for the benefit of any such Persons; or (iii) any bona fide gift; provided, however, that FGN shall inform the Original Preferred Holders of such pledge, transfer or gift prior to effecting it and the pledgee, transferee or donee shall furnish to the Company (on behalf of the Original Preferred Holders) a written agreement to be bound by and to comply with all of the provisions of this Section 5. In addition, and notwithstanding the foregoing, the co-sale rights of Original Preferred Holders set forth in this Section 5 shall not apply to the sale of any Stock by FGN pursuant to any Public Offering.

         5.6 PROHIBITED TRANSFERS. In the event FGN should sell any Common Stock in contravention of the co-sale rights of the Original Preferred Holders under this Section 5 ("Prohibited Transfer"), each Original Preferred Holder shall have the right to sell to FGN such number of shares of Common Stock that such Original Preferred Holder would have been entitled to transfer to the purchaser had the Prohibited Transfer been effected pursuant to and in compliance with the terms of this Section 5. Such sale shall be made on the following terms and conditions:

                           (A) The price per  share at which  each  Original
Preferred Holder's shares of Common Stock are to be sold to FGN shall be equal to the price per share paid by the purchaser to FGN in the Prohibited Transfer.

                                      24.

                           (B) Within  30 days  after  the  later of the  dates
on which such Original Preferred Holder (i) received notice of the Prohibited Transfer or (ii) otherwise became aware of the Prohibited Transfer, such Original Preferred Holder shall, in order to exercise the option provided for in this Subsection 5.6, deliver to FGN the certificate or certificates representing shares of the Original Preferred Holder's Common Stock to be sold, each certificate to be properly endorsed for transfer.

                           (C) FGN shall,  within 5 days after its receipt of
the certificate or certificates for the shares of Common Stock to be sold by such Original Preferred Holder pursuant to this Subsection 5.6, pay the aggregate purchase price therefor to such Original Preferred Holder.

         5.7 TERMINATION OF CO-SALE RIGHTS. The co-sale rights of Original Preferred Holders set forth in this Section 5 shall terminate upon the earliest to occur of: (i) the closing of a firm commitment underwritten Public Offering covering the offer and sale of Common Stock at a price of not less than $6.60 per share (as adjusted for any stock dividends, combinations or splits with respect to the Common Stock) and an aggregate offering price (before deduction of underwriters' discounts and expenses) of not less than $10,000,000; (ii) the closing of the sale by the Company of all or substantially all of its assets or the acquisition of the Company by another Person by means of a merger or consolidation resulting in the exchange of the outstanding shares of the Company's Stock for securities or consideration to be issued, or caused to be issued, by the acquiring entity or its subsidiary or (iii) such time as the sum of the number of shares of Common Stock held by FGN plus the number of shares of Common Stock into which FGN's Designated Preferred Stock is then convertible constitutes less than 10 percent of the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon the exercise of all options, warrants and rights to acquire Common Stock and the exchange or conversion of all Securities exchangeable for or convertible into Common Stock (including, without limitation, all shares of Preferred Stock).

SECTION 6. COMPANY COVENANTS.

         The Company covenants and agrees, until the closing of the Company's first Public Offering but only so long as any Designated Preferred Stock remains outstanding, as follows:

         6.1 FINANCIAL STATEMENTS AND INFORMATION. The Company shall furnish the following reports to each Holder:

                  6.1.1 ANNUAL REPORTS. As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

                  6.1.2 QUARTERLY REPORTS. As soon as practicable after the end of the first, second and third fiscal quarters, and in any event within 90 days thereafter, a consolidated



                                      25.

balance sheet of the Company and its subsidiaries, if any, as of the end of each such fiscal quarter, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous Company fiscal year, subject to changes resulting from normal year end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

                  6.1.3 COMMISSION REPORTS. From the date that the Company becomes subject to the reporting requirements of the Securities Exchange Act, and in lieu of the financial information required pursuant to Subsections 6.1.1 and 6.1.2 hereof, copies of the Company's annual reports on Form 10-K and the Company's quarterly reports on Form 10-Q, respectively.

                  6.1.4 ADDITIONAL INFORMATION. The Company shall permit any Holder of at least 2,000,000 shares of Registrable Securities (as adjusted for any stock dividends, combinations or splits with respect to such shares) and any Person designated from time to time by such Holder, at the expense of such Holder, to visit and inspect any of the properties of the Company, including its books and records (and to make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such Holder may reasonably request.

                  6.1.5 INSPECTION RIGHTS. The provisions of this Section 6 shall not be in limitation of any rights which any Holder may have to inspect the books and records of the Company and its subsidiaries (if any), or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

                  6.1.6 CONFIDENTIALITY. Anything in this Section 6 to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or proprietary information of the Company or of any subsidiary of the Company. Each Holder shall hold in confidence and trust all information delivered by the Company to such Holder, shall not disclose such information to any third party, and shall use such information solely to evaluate and protect such Holder's investment in Stock, except as otherwise provided in a confidentiality agreement between such Holder and the Company.

         6.2 KEY MAN INSURANCE. The Company shall use its best efforts to obtain key man accidental death and disability insurance on the life of Floyd G. Nichols in the amount of $1,000,000, payable to the Company.

         6.3 UNDERWRITING PUBLIC OFFERING. (a) From and after the date hereof and until June 30, 1998, with respect to (i) any public offering of equity securities by the Company (whether in a primary or secondary offering) in the United States through an underwriter or (ii) any merger and acquisition transaction involving the Company or any subsidiary (including the sale of the Company or any subsidiary), the Company shall first



                                      26.

negotiate with Goldman, Sachs & Co. in good faith to provide investment banking services for the Company with respect to the transaction (including, in the case of any public offering of securities, the Company shall first negotiate with Goldman, Sachs & Co. to act as the lead managing underwriter of such offering). Should the parties be unable to agree upon reasonable terms after good faith discussions, with in a reasonable period of time, the Company will be free to negotiate with others but will also cooperate and discuss in good faith with Goldman, Sachs & Co. to provide Goldman, Sachs & Co. a mutually satisfactory investment banking role in the transaction.

                           (b) If Goldman, Sachs & Co. acts as a managing
underwriter in any public offering of securities of the Company, to the extent required by applicable law, a Qualified Independent Underwriter (as defined in Schedule E to the National Association of Securities Dealers, Inc. By-Laws) shall be retained by the Company and shall be acceptable to Goldman, Sachs & Co. (which consent shall not be unreasonably withheld), and the Company shall pay all fees and expenses (other than underwriting discounts and commissions) of such Qualified Independent Underwriter.

SECTION 7. TRANSFER OF SECURITIES.

         7.1 RESTRICTIONS ON TRANSFER. The Common Stock and Designated Preferred Stock held by the Holders shall not be transferable except upon the conditions specified in this Section 7, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws with respect to the transfer of Securities.

         7.2 RESTRICTIVE LEGENDS. Unless and until otherwise permitted by this
Section 7, each certificate for Common Stock or Designated Preferred Stock issued to any Holder, or to any subsequent transferee of any Holder, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THUS MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. FURTHER, SUCH TRANSFER IS SUBJECT TO THE CONDITIONS SPECIFIED IN A FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF APRIL __, 1998, BY AND AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH STOCKHOLDERS' AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE.

                  "THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF COMPANY STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."



                                      27.

         The Company may order its Stock transfer agents to stop the transfer of any shares of Stock bearing the legend set forth in this Subsection 7.2 until the conditions of this Section 7 with respect to the transfer of such shares have been satisfied.

         7.3 NOTICE OF PROPOSED TRANSFER. If, prior to any transfer or sale of any Stock, the Holder desiring to effect such transfer or sale shall deliver a written notice to the Company describing the manner of such transfer or sale and, if requested by the Company, a written opinion of counsel for such Holder (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that (i) such transfer or sale may be effected without the registration of such Securities under the Securities Act and all applicable state securities laws, and (ii) all action necessary for compliance with the Securities Act and such state securities laws has been taken, then the Company shall thereupon permit or cause its transfer agent (if any) to permit such transfer or sale to be effected.

         7.4 TERMINATION OF RESTRICTIONS.

                  7.4.1 SECURITIES LAW RESTRICTIONS. The restrictions imposed by this Section 7 upon the transferability of Stock shall terminate as to any particular share of Stock when (i) such Stock shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration, or (ii) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities laws and regulations has been received from counsel for the Holder thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company, or (iii) such Stock shall have been sold without registration under the Securities Act in compliance with Rule 144, or (iv) the Company is reasonably satisfied that the Holder of such Stock shall, in accordance with the terms of Subsection (k) of Rule 144, be entitled to sell such Stock pursuant to such subsection, or (v) a letter or an order shall have been issued to the Holder thereof by the staff of the Commission stating that no enforcement action shall be recommended by such staff or taken by the Commission if such Stock is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or order and such letter or order specifies that no subsequent restrictions on transfer are required.

                  7.4.2 CO-SALE RESTRICTIONS. Notwithstanding the foregoing, if the restrictions of this Section 7 shall terminate with respect to the shares of Common Stock of FGN but such shares shall remain subject to the rights of co-sale of Original Preferred Holders pursuant to Section 5 of this Agreement, then the shares of such Common Stock shall contain the following legend:

                           "THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN A FOURTH AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF APRIL __, 1998, BY AND AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH STOCKHOLDERS' AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE



                                      28.

                           FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE."

         7.5 ELIMINATION OF LEGEND. Whenever the restrictions imposed by this
Section 7 shall terminate, as hereinabove provided, the Holder of any particular share of Stock then outstanding as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense to such Holder, one or more new certificates for Stock not bearing the restrictive legend set forth in Subsection 7.2 hereof.

SECTION 8. MISCELLANEOUS.

         8.1 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         8.2 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         8.3 NOTICES. All communications provided for under this Agreement shall be in writing and shall be delivered by hand or by first class regular mail, postage prepaid, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given on the day of personal delivery thereof on the third business day after such mailing:

                  If to any Holder:

                  Addressed to such Holder at such Holder's address as shown on the books of the Company or its transfer agent;

                  If to the Company, to:

                  Cell Pathways, Inc.
                  702 Electronic Drive
                  Horsham, Pennsylvania  19044
                  Attention:  Mr. Robert J. Towarnicki

                  with a copy to:

                  Cell Pathways, Inc.
                  702 Electronic Drive
                  Horsham, Pennsylvania  19044
                  Attention:  Corporate Secretary

or to such other Persons or at such other addresses as shall be furnished by any such party by like notice given to the other parties to this Agreement.



                                      29.

         8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

         8.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

         8.6 AMENDMENTS. Except as otherwise specifically provided in this Agreement, this Agreement may be amended, modified or supplemented only by a written instrument executed by each of (i) the Company, (ii) Holders of 50 percent or more of the shares of Common Stock then outstanding, (iii) Holders of 50 percent or more of the shares of Series A and Series B Convertible Preferred Stock then outstanding, voting as one class, and (iv) the Holders of 50 percent or more of the shares of Series C, Series D, Series E, Series F and Series G Convertible Preferred Stock then outstanding, voting as one class.

         8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that State.

         8.8 INTENDED BENEFICIARIES. Sections 3, 4, 5, 6 and 7 of this Agreement are made by the parties hereto for the express benefit of Holders of Securities to the extent provided therein, and such Holders shall be entitled to rights thereunder subject to the limitations set forth therein.

         8.9 GS GROUP ASSIGNMENT. GS Group shall have the right, without having to comply with the provisions of Section 7 of this Agreement, to transfer all or a part of the Stock held by it to one or more other partnerships, corporations, trusts or other organizations which control, are controlled by or are under common control with GS Group or one or more of the then current, former or future partners of GS Group, provided that such transfer occurs in compliance with all applicable securities laws; and such transferee shall be deemed an Original Holder entitled to the rights and subject to the limitations of this Agreement.

         8.10 NO INCONSISTENT AGREEMENTS. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders or otherwise conflicts with the provisions hereof. The Company agrees and hereby represents that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.


                                      30.

                                  THE COMPANY:

                                  CELL PATHWAYS, INC.

                                  By: __________________________________________
                                  Its: _________________________________________

                                  STOCKHOLDERS:

                                  FGN, INC.

                                  By: __________________________________________
                                  Its: _________________________________________

                                  NORTHWOOD VENTURES

                                  By: __________________________________________
                                  Its: _________________________________________

                                  TECHNOLOGY PARTNERS WEST FUND IV, L.P.

                                  By: __________________________________________
                                  Its: _________________________________________

                                  QUEST VENTURES II

                                  By: __________________________________________
                                  Its: _________________________________________

                                  QUEST VENTURES INTERNATIONAL

                                  By: __________________________________________
                                  Its: _________________________________________

                                  THE GOLDMAN SACHS GROUP, L.P.

                                  By: __________________________________________
                                  Its: _________________________________________

                                  NEW YORK LIFE INSURANCE COMPANY

                                  By: __________________________________________
                                  Its: _________________________________________

                                  ATTORNEY IN FACT FOR OTHER STOCKHOLDERS

                                  By: __________________________________________
                                  Its: _________________________________________



                                      31.